BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Supplement dated December 15, 2022 to the Prospectuses

for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, call us at (833) 208-3018 or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Information Change for the Office that Administers Your Contract

If you own any of the below listed products AND any of the following apply to your contract:

(1)	You purchased a Guaranteed Minimum Accumulation Benefit (GMAB) rider with your contract (if applicable);

(2)	Your contract currently has or had an active loan initiated any time on or before April 10, 2011; or

(3)	As the designated beneficiary on the contract, you elected, on or after April 10, 2011, to continue the contract in your own name after the death of the original owner or annuitant;

the following change of information applies to you.

Effective December 30, 2022, contact information for the office that receives general servicing requests and correspondences for your contract will change. Please use the following new contact information:

Brighthouse Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections, sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Supplement to the prospectus for the following variable annuity contracts:

Portfolio Architect 3 Annuity	Premier Advisers L Annuity (Series II)

Portfolio Architect Access Annuity	Premier Advisers L Annuity

Portfolio Architect Annuity	Vintage 3SM Annuity

Portfolio Architect II Annuity	Vintage AccessSM Annuity

Portfolio Architect L Annuity	Vintage II (Series II)SM Annuity

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Portfolio Architect Select Annuity	Vintage IISM Annuity

Portfolio Architect XTRA Annuity	Vintage LSM Annuity

Premier Advisers – Class II Annuity	Vintage XTRA (Series II)SM Annuity

Premier Advisers Annuity	Vintage XTRASM Annuity

Premier Advisers II Annuity	VintageSM Annuity

Premier Advisers III (Series II)

Premier Advisers III Annuity

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE